Exhibit 10.3

                                                                  EXECUTION COPY





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                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Seller,



                                       and



                        POOLED AUTO SECURITIES SHELF LLC,
                                  as Purchaser







            ---------------------------------------------------------


                         RECEIVABLES PURCHASE AGREEMENT

                          Dated as of September 1, 2004

            ---------------------------------------------------------






================================================================================



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
                                TABLE OF CONTENTS

                                                                                                               Page


                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.  Definitions...................................................................................   1
Section 1.02.  Other Definitional Provisions.................................................................   5


                                   ARTICLE TWO

                            CONVEYANCE OF RECEIVABLES

Section 2.01.  Sale and Conveyance of Receivables............................................................   6
Section 2.02.  Receivables Purchase Price; Payments on the Receivables.......................................   7
Section 2.03.  Transfer of Receivables.......................................................................   7
Section 2.04.  Examination of Receivable Files...............................................................   8
Section 2.05.  Expenses......................................................................................   8


                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties of the Purchaser...............................................   9
Section 3.02.  Representations and Warranties of the Seller..................................................  10
Section 3.03.  Representations and Warranties as to the Receivables..........................................  12


                                  ARTICLE FOUR

                                   CONDITIONS

Section 4.01.  Conditions to Obligation of the Purchaser.....................................................  19
Section 4.02.  Conditions to Obligation of the Seller........................................................  21


                                  ARTICLE FIVE

                             COVENANTS OF THE SELLER

Section 5.01.  Protection of Right, Title and Interest in, to and Under the Receivables......................  22
Section 5.02.  Security Interests............................................................................  23
Section 5.03.  Delivery of Payments..........................................................................  23
Section 5.04.  No Impairment.................................................................................  23
Section 5.05.  Costs and Expenses............................................................................  24
Section 5.06.  Hold Harmless.................................................................................  24


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                                                                                                               Page


                                   ARTICLE SIX

                                 INDEMNIFICATION

Section 6.01.  Indemnification...............................................................................  25


                                  ARTICLE SEVEN

                            MISCELLANEOUS PROVISIONS

Section 7.01.  Amendment.....................................................................................  28
Section 7.02.  Termination...................................................................................  28
Section 7.03.  GOVERNING LAW.................................................................................  28
Section 7.04.  Notices.......................................................................................  28
Section 7.05.  Severability of Provisions....................................................................  28
Section 7.06.  Further Assurances............................................................................  29
Section 7.07.  No Waiver; Cumulative Remedies................................................................  29
Section 7.08.  Counterparts..................................................................................  29
Section 7.09.  Third-Party Beneficiaries.....................................................................  29
Section 7.10.  Headings......................................................................................  29
Section 7.11.  Representations, Warranties and Agreements to Survive.........................................  29
Section 7.12.  No Proceedings................................................................................  29


                                    SCHEDULES

Schedule A - Receivables Schedule...........................................................................   SA-1
Schedule B - Location of Receivable Files...................................................................   SB-1


                                    EXHIBITS

Exhibit A - Bill of Sale and Assignment.....................................................................    A-1
Exhibit B - Secretary's Certificate of Wachovia Bank........................................................    B-1
Exhibit C - Opinion of Counsel for Wachovia Bank............................................................    C-1

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                                       ii


                         RECEIVABLES PURCHASE AGREEMENT

         This Receivables Purchase Agreement, dated as of September 1, 2004, is between Wachovia Bank, National Association, a national banking association ("Wachovia Bank"), as seller (the "Seller"), and Pooled Auto Securities Shelf LLC, a Delaware limited liability company ("PASS"), as purchaser (the "Purchaser").

         WHEREAS, in the regular course of its business, the Seller purchases motor vehicle retail installment sale contracts secured by new and used motor vehicles (the "Receivables");

         WHEREAS, the Seller intends to convey all of its right, title and interest in and to certain Receivables having an aggregate outstanding principal balance of $1,007,556,757.26 as of the close of business on August 31, 2004 to the Purchaser and, concurrently with its purchase of the Receivables, the Purchaser shall convey all of its right, title and interest in and to the Receivables to Wachovia Auto Owner Trust 2004-B (the "Issuer") pursuant to the sale and servicing agreement, dated as of September 1, 2004, among the Issuer, PASS, as depositor, and Wachovia Bank, as Seller and as servicer; and

         WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Purchaser.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "Agreement" means this Receivables Purchase Agreement.

         "Amount Financed" has the meaning specified in the Sale and Servicing Agreement.

         "Basic Documents" has the meaning specified in the Sale and Servicing Agreement.

         "Bill of Sale" means the Bill of Sale and Assignment substantially in the form attached hereto as Exhibit A.

         "Certificateholder" has the meaning specified in the Trust Agreement.

         "Class A Note" has the meaning specified in the Indenture.

         "Class C Final Scheduled Distribution Date" has the meaning specified in the Indenture.

         "Closing Date" has the meaning specified in the Indenture.

         "Collateral Term Sheet" has the meaning specified in the Underwriting Agreement.

         "Commission" has the meaning specified in the Sale and Servicing Agreement.

         "Computational Materials" has the meaning specified in the Underwriting Agreement.

         "Contract Rate" has the meaning specified in the Sale and Servicing Agreement.

         "Controlling Class" has the meaning specified in the Indenture.

         "Cutoff Date" has the meaning specified in the Sale and Servicing Agreement.

         "Dealer Recourse" has the meaning specified in the Sale and Servicing Agreement.

         "Deposit Date" has the meaning specified in Sale and Servicing
Agreement.

         "Depositor" has the meaning specified in the Trust Agreement.

         "DTC" means The Depository Trust Company.

         "Exchange Act" has the meaning specified in the Indenture.

         "FDIC Rule" means 12 C.F.R. Section 360.6.

         "Financed Vehicle" has the meaning specified in the Sale and Servicing Agreement.

         "Holder" has the meaning specified in the Trust Agreement.

         "Indenture" means the indenture, dated as of September 1, 2004, between the Issuer and the Indenture Trustee.

         "Indenture Trustee" has the meaning specified in the Indenture.

         "Issuer" has the meaning specified in the recitals.

         "Lien" has the meaning specified in the Sale and Servicing Agreement.

         "Liquidation Proceeds" has the meaning specified in the Sale and Servicing Agreement.

         "Monthly Payment" has the meaning specified in the Sale and Servicing Agreement.

         "Moody's" has the meaning specified in the Indenture.

         "Note Balance" has the meaning specified in the Indenture.

         "Noteholders" has the meaning specified in the Indenture.

         "Notes" has the meaning specified in the Indenture.

         "Obligor" has the meaning specified in the Sale and Servicing
Agreement.


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

         "Opinion of Counsel" has the meaning specified in Sale and Servicing Agreement.

         "Owner Trustee" has the meaning specified in the Trust Agreement.

         "PASS" has the meaning specified in the preamble.

         "PASS Holding" means PASS Holding LLC.

         "Principal Balance" has the meaning specified in the Sale and Servicing Agreement.

         "Prospectus" means the prospectus supplement, dated August 24, 2004, and the prospectus, dated August 24, 2004, of the Purchaser relating to the public offering by the Purchaser of the Underwritten Notes.

         "Purchase Amount" has the meaning specified in Sale and Servicing Agreement.

         "Purchaser" means PASS, in its capacity as purchaser of the Receivables under this Agreement, and its successors in such capacity.

         "Rating Agency Condition" has the meaning specified in the Indenture.

         "Receivable" means each motor vehicle retail installment sale contract sold by the Seller to the Purchaser pursuant to this Agreement and identified on the Receivables Schedule.

         "Receivable Files" has the meaning specified in the Sale and Servicing Agreement.

         "Receivables Purchase Price" means $1,007,556,757.26.

         "Receivables Schedule" means the schedule of Receivables attached as Schedule A.

         "Recoveries" has the meaning specified in the Sale and Servicing Agreement.

         "Representative" means Wachovia Capital Markets, LLC, as representative of the Underwriters.

         "Reserve Fund" has the meaning specified in Sale and Servicing
Agreement.

         "Reserve Fund Initial Deposit" has the meaning specified in Sale and Servicing Agreement.

         "Sale and Servicing Agreement" means the sale and servicing agreement, dated as of September 1, 2004, among the Issuer, the Depositor, the Seller and the Servicer.

         "Securities" means the Notes and the Certificates.

         "Securities Act" has the meaning specified in the Indenture.

         "Securityholders" has the meaning specified in the Sale and Servicing Agreement.


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         "Seller" means Wachovia Bank, in its capacity as seller of the
Receivables under this Agreement, and its successors in such capacity.

         "Seller Information" means the information set forth in the Prospectus under the headings "Summary - Seller and Servicer", "Risk Factors - Geographic concentration may result in more risk to you", "The Receivables Pool", "The Seller" and "Material Legal Issues Relating to the Receivables".

         "Servicer" has the meaning specified in the Sale and Servicing
Agreement.

         "Simple Interest Receivable" has the meaning specified in the Sale and Servicing Agreement.

         "Standard & Poor's" has the meaning specified in the Indenture.

         "State" has the meaning specified in the Indenture.

         "Statistical Calculation Date" means July 31, 2004.

         "Statistical Calculation Date Principal Balance" means the sum of the Principal Balances of selected Receivables as of the Statistical Calculation Date, which amount is equal to $1,161,369,042.34.

         "Structural Term Sheet" has the meaning specified in the Underwriting Agreement.

         "Term Sheet" means the term sheet, dated August 20, 2004, of the Purchaser relating to the public offering by the Purchaser of the Underwritten Notes.

         "Trust Agreement" means the amended and restated trust agreement, dated as of September 1, 2004, between the Depositor and the Owner Trustee.

         "Trustee" means either the Owner Trustee or the Indenture Trustee, as the context requires.

         "UCC" has the meaning specified in the Indenture.

         "Underwriters" means the underwriters named in Schedule A to the Underwriting Agreement.

         "Underwriting Agreement" means the underwriting agreement, dated August 24, 2004, between PASS and the Representative.

         "Underwritten Notes" means the Class A Notes.

         "United States" has the meaning specified in the Indenture.

         "Wachovia Bank" has the meaning specified in the Sale and Servicing Agreement.


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         Section 1.02. Other Definitional Provisions.

         (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Sale and Servicing Agreement, as the case may be.

         (b) With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, document, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vii) references to a Person are also to its successors and permitted assigns; (viii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; and (xi) the term "proceeds" has the meaning set forth in the applicable UCC.



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

                                  ARTICLE TWO

                            CONVEYANCE OF RECEIVABLES

         Section 2.01. Sale and Conveyance of Receivables.

         (a) The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Purchaser, and the Purchaser hereby purchases from the Seller, without recourse (subject to the Seller's obligations hereunder), all of the right, title and interest of the Seller in, to and under, whether now owned or existing or hereafter acquired or arising, the following:

                  (i) the Receivables listed in the Receivables Schedule;

                  (ii) all amounts due and collected on or in respect of the Receivables (including proceeds of the repurchase of Receivables by the Seller pursuant to Section 3.03(c)) after the Cutoff Date;

                  (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables;

                  (iv) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering the Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Receivables, the Financed Vehicles or the Obligors;

                  (v) the Receivable Files;

                  (vi) any proceeds of Dealer Recourse;

                  (vii) the right to realize upon any property (including the right to receive future Liquidation Proceeds and Recoveries) that shall have secured a Receivable and have been repossessed by or on behalf of the Issuer; and

                  (viii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         (b) In connection with the foregoing conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date to (i) annotate and indicate in its books, records and computer files that the Receivables have been sold and transferred to the Purchaser pursuant to this Agreement, (ii) deliver to the Purchaser a computer file or printed or microfiche list of the Receivables Schedule containing a true and complete list of the Receivables, identified by


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

account number and by the Principal Balance as of the Cutoff Date, which file or list shall be marked as Schedule A and is hereby incorporated into and made a part of this Agreement and (iii) deliver or cause to be delivered the Receivable Files to or upon the order of the Purchaser.

         (c) The parties hereto intend that the conveyance of the Receivables and related property hereunder be a sale and not a loan. In the event that the conveyance hereunder is for any reason not considered a sale, including in the event of an insolvency proceeding with respect to the Seller or any of the Seller's properties, the Seller hereby grants to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Receivables, and all other property conveyed hereunder and all proceeds of the foregoing. The parties intend that this Agreement constitute a security agreement under applicable law. Such grant is made to secure the payment of all amounts payable hereunder, including the Receivables Purchase Price. If such conveyance is for any reason considered to be a loan and not a sale, the Seller consents to the Purchaser transferring such security interest in favor of the Indenture Trustee and transferring the obligation secured thereby to the Indenture Trustee.

         (d) The Seller and the Purchaser intend that the (i) FDIC Rule shall apply to the transactions contemplated by this Agreement and the other Basic Documents and (ii) transactions contemplated by this Agreement and the other Basic Documents, taken as a whole, constitute a "securitization" within the meaning of the FDIC Rule.

         Section 2.02. Receivables Purchase Price; Payments on the Receivables.

         (a) On the Closing Date, in exchange for the Receivables and other assets described in Section 2.01(a), the Purchaser shall pay the Seller the Receivables Purchase Price. The Purchaser shall pay the Seller $998,067,386.00 of the Receivables Purchase Price in cash or immediately available funds. The remainder of the Receivables Purchase Price shall be paid by crediting the Seller with a contribution to the capital of the Purchaser. The Seller, as set forth in the Sale and Servicing Agreement, shall deposit, in part from funds it receives from the sale of the Receivables, the Reserve Fund Initial Deposit into the Reserve Fund, which amount shall be an asset of the Issuer. PASS Holding shall receive and shall be the Holder of, the Certificates.

         (b) The Purchaser shall be entitled to, and shall convey such right to the Issuer pursuant to the Sale and Servicing Agreement, all amounts due and collected on or in respect of the Receivables received after the Cutoff Date.

         Section 2.03. Transfer of Receivables. Pursuant to the Sale and Servicing Agreement, the Purchaser will assign all of its right, title and interest in, to and under the Receivables and other assets described in Section 2.01(a) to the Issuer. The parties hereto acknowledge that the Issuer will pledge its rights in, to and under the Receivables and other assets described in
Section 2.01(a) to the Indenture Trustee pursuant to the Indenture. The Purchaser shall have the right to assign its interest under this Agreement as may be required to effect the purposes of the Sale and Servicing Agreement, without the consent of the Seller, and the Issuer as assignee shall succeed to the rights hereunder of the Purchaser.



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

         Section 2.04. Examination of Receivable Files. The Seller will make the Receivable Files available to the Purchaser or its agent for examination at the Seller's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.

         Section 2.05. Expenses. The Seller will reimburse the Purchaser for certain of the expenses of the Purchaser in connection with the issuance and delivery of the Securities and sale of the Notes, including: (i) expenses incident to the printing, reproducing and distributing of the Term Sheet and the Prospectus, (ii) any fees charged by Moody's and Standard & Poor's in connection with the rating of the Notes, (iii) the fees of DTC in connection with the book-entry registration of the Notes, (iv) the reasonable expenses incurred by the Purchaser in connection with the initial qualification of the Underwritten Notes for sale under the laws of such jurisdictions in the United States as the Purchaser or the Representative may designate, (v) the fees and disbursements of the Trustees and their respective counsel, (vi) the fees and disbursements of Sidley Austin Brown & Wood LLP, counsel to the Purchaser, in connection with the purchase of the Receivables hereunder and the issuance and delivery of the Securities and sale of the Underwritten Notes and (vii) the SEC registration fee in the amount equal to the sum of the product of (a) 0.00012670 and (b) $1,000,000,000.



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

                                 ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date of this Agreement and as of the Closing Date that:

                  (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and purchase the Receivables.

                  (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Purchaser, materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

                  (c) Power and Authority. The Purchaser has the power and authority to execute and deliver, and perform its obligations under, this Agreement and each other Basic Document to which it is a party. The Purchaser has full power and authority to sell and assign the property listed in Section 2.01(a) that it is acquiring from the Seller and shall sell and assign to and deposit with the Issuer such property and shall duly authorize such sale and assignment by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and each other Basic Document to which the Purchaser is a party has been duly authorized by the Purchaser by all necessary limited liability company action.

                  (d) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and of the purchase of the Receivables and the consummation of the transactions contemplated hereby and by each other Basic Document to which it is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company agreement of the Purchaser, nor conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which the Purchaser is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than Liens created by this Agreement and the other Basic Documents); nor violate any law or, to the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the


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

         Purchaser or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Purchaser or on the ability of the Purchaser to perform its obligations under this Agreement.

                  (e) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document to which it is a party, (ii) seeking to prevent the issuance and delivery of the Securities, the sale of the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Purchaser is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which it is a party.

         Section 3.02. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement and as of the Closing Date that:

                  (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a national banking association under the laws of the United States and continues to hold a valid certificate to do business as such, and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly authorized to transact business and has obtained all necessary licenses and approvals, and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization.

                  (b) Power and Authority. The Seller has the power and authority to execute and deliver and perform its obligations under this Agreement and each other Basic Document to which the Seller is a party, and the execution, delivery and performance of this Agreement and each other Basic Document to which the Seller is a party has been duly authorized by the Seller. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors generally, and creditors of national banking associations and financial institutions the accounts of which are insured by the Federal Deposit Insurance Corporation in particular, and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

                  (c) No Violation. The execution, delivery and performance by the Seller of this Agreement and the sale of the Receivables, the consummation of the transactions contemplated hereby and by each other Basic Document to which it is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in a breach of any


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

         of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its articles of incorporation or bylaws, nor conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which it is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to its knowledge, any order, rule or regulation applicable to it of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the Seller's earnings, business affairs or business prospects or on the ability of the Seller to perform its obligations under this Agreement.

                  (d) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the issuance and delivery of the Securities, the sale of the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or
         (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

                  (e) Principal Executive Office. The chief executive office of the Seller is One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288.

                  (f) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

                  (g) Other Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

                  (h) Solvency. The sale of the Receivables to the Purchaser is not being made with any intent to hinder, delay or defraud any of its creditors. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

                  (i) Official Record. This Agreement is and shall remain at all times prior to the termination hereof an official record of the Seller as referred to in Section 13(e) of the Federal Deposit Insurance Act, as amended by 12 U.S.C. Section 1823(e).

                  (j) Prospectus. As of the date of the Prospectus and as of the Closing Date, the Seller Information does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 3.03. Representations and Warranties as to the Receivables.

         (a) Eligibility of Receivables. The Seller makes the following representations and warranties with respect to the Receivables, on which the Purchaser relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement and on which the Issuer relies in pledging the same to the Indenture Trustee pursuant to the Indenture. Except as otherwise provided, such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive the sale, transfer and assignment of the Receivables to the Purchaser, the subsequent sale, transfer and assignment of the Receivables by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

                  (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States by a Dealer located in the United States for the retail sale of a Financed Vehicle in the ordinary course of the applicable Dealer's business in accordance with the Seller's credit policies as of the date of origination or acquisition of the related Receivable, is payable in United States dollars, has been fully and properly executed by the parties thereto, has been purchased by the Seller from such Dealer under an existing Dealer Agreement (or approved form of assignment) and has been validly assigned by such Dealer to the Seller, (B) has created a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest shall be perfected and prior to any other interest in such Financed Vehicle, and which security interest is assignable by the Seller and reassignable by the assignee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) shall, except as otherwise provided in the Sale and Servicing Agreement, provide for level Monthly Payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over its original term and shall provide for a finance charge or shall yield interest at its Contract Rate, (E) is a Simple Interest Receivable, (F) is due from an Obligor with a mailing address within the United States or its territories, (G) to the best of the Seller's knowledge, is due from an Obligor who is a natural person and (H) to the best of the Seller's knowledge, is not assumable by another person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

                  (ii) Receivables Schedule. The information set forth in the Receivables Schedule shall be true and correct in all material respects as of the close of business on the Cutoff Date, and the Receivables were selected (A) from those motor vehicle receivables of the Seller which met the selection criteria set forth in this Agreement and

         (B) using selection procedures, believed by the Seller, not to be adverse to the Noteholders.

                  (iii) Compliance with Law. Each Receivable complied at the time it was originated or made, and at the Closing Date complies, in all material respects with all requirements of applicable federal, State and, to the best knowledge of the Seller, local laws, rulings and regulations thereunder (including usury laws).

                  (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as (A) enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and
         (B) such Receivable may be modified by the application after the Cutoff Date of the Servicemembers Civil Relief Act or by any similar applicable State law.

                  (v) No Government Obligor. No Receivable is due from the United States or any State or any agency, department, subdivision or instrumentality thereof.

                  (vi) Obligor Bankruptcy. To the best of the Seller's knowledge, at the Cutoff Date, no Obligor is the subject of a bankruptcy proceeding.

                  (vii) Security Interest in Financed Vehicles. Immediately prior to the transfer of the Receivables by the Seller to the Depositor, each Receivable was secured by a valid, binding and enforceable first priority perfected security interest in favor of the Seller in the related Financed Vehicle, which security interest has been validly assigned by the Seller to the Depositor. The Servicer has received, or will receive within 180 days after the Closing Date, the original certificate of title for each Financed Vehicle (other than any Financed Vehicle that is subject to a certificate of title statute or motor vehicle registration law that does not require that the original certificate of title for such Financed Vehicle be delivered to the Seller).

                  (viii) Receivables in Force. No Receivable shall have been satisfied, subordinated or rescinded, nor shall any Financed Vehicle have been released in whole or in part from the Lien granted by the related Receivable.

                  (ix) No Waivers. No provision of a Receivable shall have been waived in such a manner that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

                  (x) No Amendments. No Receivable shall have been amended or modified in such a manner that the total number of Monthly Payments has been increased or decreased or that the related Amount Financed has been increased or decreased or that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

                  (xi) No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the Seller has not received written notice of the assertion with respect to any Receivable of any such right of rescission, setoff, counterclaim or defense.

                  (xii) No Liens. No Liens or claims shall have been filed, including Liens for work, labor or materials or for unpaid local, State or federal taxes relating to any Financed Vehicle that shall be prior to, or equal or coordinate with, the security interest in such Financed Vehicle granted by the related Receivable.

                  (xiii) No Defaults; Repossessions. Except for payment defaults that, as of the Cutoff Date, have been continuing for a period of not more than 30 days, no default, breach or violation under the terms of any Receivable, permitting acceleration, shall have occurred as of the Cutoff Date and no continuing condition that with notice or the lapse of time or both would constitute a default, breach or violation under the terms of any Receivable, permitting acceleration, shall have arisen; and the Seller shall not have waived any of the foregoing except as otherwise permitted hereunder. On or prior to the Cutoff Date, no Financed Vehicle has been repossessed.

                  (xiv) Insurance. Each Receivable requires the related Obligor to obtain physical damage insurance covering the related Financed Vehicle and to maintain such insurance.

                  (xv) Title. It is the intention of the Seller that the transfers and assignments herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the appointment of a receiver or conservator for the Seller under any receivership, bankruptcy law, insolvency or banking law; no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser, and no provision of a Receivable shall have been waived, except as provided in clause (ix) above; immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of others, except for Liens that shall be released on or before the Closing Date; immediately upon the transfer and assignment thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated has been perfected under the UCC.

                  (xvi) Security Interest Matters. This Agreement creates a valid and continuing "security interest" (as defined in the UCC) in the Receivables in favor of the Depositor, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Seller. With respect to each Receivable, the Seller has taken all steps necessary to perfect its security interest against the related Obligor in the related Financed Vehicle. The Receivables constitute "tangible chattel paper" (as defined in the UCC). The Seller has caused or will cause prior to the Closing Date the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law necessary to perfect the security interest in the Receivables granted to the Depositor under this Agreement. Other than the security interest granted to the Depositor under this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Depositor under the Sale and Servicing Agreement or that has been terminated. The motor vehicle retail installment sale contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor, the Issuer or the Indenture Trustee. The Seller is not aware of any judgment or tax lien filings against the Seller.

                  (xvii) Financing Statements. All financing statements filed or to be filed against the Seller in favor of the Issuer (as assignee of the Depositor) contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer." All financing statements filed or to be filed against the Seller in favor of the Indenture Trustee (as assignee of the Issuer) contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee."

                  (xviii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or the Sale and Servicing Agreement or the pledge of such Receivables hereunder or under the Indenture is unlawful, void or voidable or under which such Receivable would be rendered void or voidable as a result of any such sale, transfer, assignment, conveyance or pledge. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of the Receivables.

                  (xix) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Purchaser, the Issuer and the Indenture Trustee a first priority security interest in the Receivables shall have been made or will be made on the Closing Date.

                  (xx) One Original. There shall be only one original executed copy of each Receivable.

                  (xxi) Location of Receivable Files. Each Receivable File shall be kept at one of the locations listed in Schedule B.

                  (xxii) Custodial Agreements. Immediately prior to the transfer of the Receivables by the Seller to the Purchaser, the Seller, an Affiliate of the Seller or an agent on behalf of the Seller had possession of the Receivable Files and there were no, and there will not be, any custodial agreements in effect affecting the right or ability of the Seller to make, or cause to be made, any delivery required under this Agreement.

                  (xxiii) Bulk Transfer Laws. The transfer of the Receivables and the Receivable Files by the Seller to the Purchaser pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                  (xxiv) Principal Balance. Each Receivable had an original Principal Balance of not more than $100,000.00 and a remaining Principal Balance, as of the Cutoff Date, of not less than $500.00.

                  (xxv) New and Used Vehicles. As of the Cutoff Date, approximately 67.41% of the Pool Balance was secured by new Financed Vehicles and approximately 32.59% of the Pool Balance was secured by used Financed Vehicles.

                  (xxvi) Origination. Each Receivable was originated after December 27, 1998.

                  (xxvii) Original Term to Maturity. Each Receivable had an original term to maturity of not more than 72 months and not less than 12 months and a remaining term to maturity as of the Cutoff Date, of not more than 72 months and not less than three months.

                  (xxviii) Weighted Average Remaining Term to Maturity. As of the Cutoff Date, the weighted average remaining term to maturity of the Receivables was approximately 50.71 months.

                  (xxix) Annual Percentage Rate. Each Receivable has an Contract Rate of at least 2.39% and not more than 9.494%.

                  (xxx) Simple Interest Method. All payments with respect to the Receivables have been allocated consistently in accordance with the Simple Interest Method.

                  (xxxi) Marking Records. As of the Closing Date, the Seller will have caused its computer and accounting records relating to each Receivable to be marked to show that the Receivables have been sold to the Purchaser by the Seller and transferred and assigned by the Purchaser to the Issuer in accordance with the terms of the Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

                  (xxxii) Chattel Paper. Each Receivable constitutes "tangible chattel paper" within the meaning of the UCC as in effect in the State of its origination; provided, however, that upon satisfaction of the Rating Agency Condition, a Receivable may constitute "electronic chattel paper" within the meaning of the UCC as in effect in the State of origination.

                  (xxxiii) Final Scheduled Distribution Date. No Receivable has a final scheduled payment date later than six months prior to the Class C Final Scheduled Distribution Date.

                  (xxxiv) No Fleet Sales. None of the Receivables have been included in a "fleet" sale (i.e., a sale to any single Obligor of more than eight Financed Vehicles).

                  (xxxv) No Fraud or Misrepresentation. Each Receivable that was originated by a Dealer and was sold by the Dealer to the Seller, to the best of the Seller's knowledge, was so originated and sold without fraud or misrepresentation on the part of such Dealer in either case.

                  (xxxvi) No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

                  (xxxvii) Servicing. Each Receivable has been serviced in conformity with all applicable laws, rules and regulation and in conformity with the Seller's policies and procedures which are consistent with customary, prudent industry standards.

                  (xxxviii) No Consent. To the best of the Seller's knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Purchaser or the Issuer or the pledge of the Receivables by the Issuer to the Indenture Trustee.

                  (xxxix) Other Receivables. To the best of the Seller's knowledge, neither the Obligor on any Receivable nor any of its Affiliates is the obligor on Receivables with an aggregate principal amount representing more than 0.10% of the aggregate Principal Balance of the Receivables as of the Cutoff Date.

         (b) Notice of Breach. The representations and warranties set forth in Sections 3.02 and 3.03(a) shall speak as of the execution and delivery of this Agreement and as of the Closing Date, except to the extent otherwise provided therein, but shall survive the sale, transfer and assignment of the Receivables by the Seller to the Purchaser and any subsequent assignment or transfer pursuant to the Sale and Servicing Agreement and the Indenture. The Purchaser, the Seller, the Issuer, the Owner Trustee or the Indenture Trustee, as the case may be, shall inform the other parties promptly, in writing, upon discovery of any breach of the Seller's representations and warranties pursuant to Sections
3.02 and 3.03(a) which materially and adversely affects the interests of the Noteholders in any Receivable.

         (c) Repurchase of Receivables. In the event of a breach of any representation or warranty set forth in Section 3.03(a) which materially and adversely affects the interests of the Purchaser, the Issuer or the Noteholders in any Receivable that shall not have been cured by the close of business on the last day of the Collection Period which includes the thirtieth day after the date on which the Seller becomes aware of, or receives written notice from the Servicer, the Purchaser, the Issuer or any Noteholder of such breach, the Seller shall repurchase such Receivable from the Issuer on the related Deposit Date. This repurchase obligation shall apply to all representations and warranties contained in Section 3.03(a) except as otherwise noted whether or not the Seller or the Purchaser has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. In consideration of the repurchase of any such Receivable the Seller shall remit an amount equal to the Purchase Amount in respect of such Receivable to the Issuer in the manner set forth in the Sale and Servicing Agreement. In the event that, as of the date of execution and delivery of this Agreement, any Liens or claims shall have been filed, including Liens for work, labor or materials relating to a Financed Vehicle, that shall be prior to, or equal or coordinate with, the Lien granted by the related Receivable (whether or not the Seller has knowledge thereof), which Liens or claims shall not have been satisfied or otherwise released in full as of the Closing Date, the Seller shall repurchase such Receivable on the terms and in the manner specified above. Upon any such repurchase, the Purchaser shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in, to and under such repurchased Receivable, all other related assets described in Section 2.01(a) and all monies due or to become due with respect thereto and all proceeds thereof. The Purchaser, the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivable pursuant to this Section. The sole remedy of the Purchaser, the Issuer, the Trustees or the Noteholders with respect to a breach of the Seller's representations and warranties pursuant to Section 3.03(a) or with respect to the existence of any such Liens or claims shall be to require the Seller to repurchase the related Receivables pursuant to this Section.

                                  ARTICLE FOUR

                                   CONDITIONS

         Section 4.01. Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables from the Seller on the Closing Date is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties of the Seller contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if made on the Closing Date, and each of the Seller and the Servicer shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

                  (b) Computer Files Marked. The Seller shall, at its own expense, on or before the Closing Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser an Officer's Certificate confirming that its computer files have been marked pursuant to this subsection, and shall deliver to the Purchaser the Receivables Schedule, certified by an authorized officer of the Seller to be true, correct and complete.

                  (c) Documents to be Delivered. The Purchaser shall have received the following, all of which shall be dated as of the Closing Date or such other date as specified:

                           (i) the Receivables Schedule;

                           (ii) an Officer's Certificate of the Seller and the
                  Servicer, substantially in the form of Exhibit B;

                           (iii) opinions of counsel for the Seller and the
                  Servicer, in the aggregate substantially in the form of Exhibit C, addressed to the Purchaser and the Underwriters;

                           (iv) copies of resolutions of the board of directors
                  of the Seller approving the execution, delivery and performance of the other Basic Documents to which the Seller is a party, and the performance of the transactions contemplated hereunder and thereunder, certified by the Secretary or an Assistant Secretary of the Seller;

                           (v) copies of the articles of association of the
                  Seller, together with all amendments, revisions and supplements thereto, certified by the Comptroller of the Currency as of a recent date, to the effect that the Seller has been duly organized, is duly authorized to transact business and is validly existing as a banking institution in good standing;

                           (vi) UCC search reports from the appropriate offices
                  in the State of North Carolina as to the Seller;

                           (vii) a letter from KPMG LLP as to certain financial
                  and statistical information in the Prospectus, which letter shall be acceptable in form and substance to the Purchaser;

                           (viii) reliance letters to each opinion of counsel to
                  the Seller or the Servicer delivered to Standard & Poor's or Moody's in connection with the purchase of the Receivables hereunder or the issuance of the Securities or the sale of the Notes;

                           (ix) the Seller shall record and file, at its own
                  expense, on or prior to the Closing Date, a financing statement in each jurisdiction in which such filing is required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, and the Issuer, as assignee, naming the Receivables and the related property described in Section 2.01(a) as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables to the Purchaser; and the Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on the Closing Date;

                           (x) the Bill of Sale; and

                           (xi) such other documents, certificates and opinions
                  as may be requested by the Purchaser or its counsel.

                  (d) Execution of Basic Documents. The Basic Documents shall have been executed and delivered by the parties thereto.

                  (e) Rating of the Notes. (i) Moody's and Standard & Poor's, respectively, shall have assigned ratings of (A) "Prime-1" and "A-1+" to the Class A-1 Notes, (B) "Aaa" and "AAA" to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, (C) "A1" and "A" to the Class B Notes and (D) "Baa3"and "BBB" to the Class C Notes.

                  (f) Other Transactions. The transactions contemplated by the Basic Documents shall be consummated on the Closing Date.

                  (g) No Termination of the Underwriting Agreement. The Purchaser may terminate this Agreement at any time at or prior to the Closing Date if (i) the Underwriting Agreement has been terminated in accordance with its terms, (ii) there has been, since the time of execution of the Underwriting Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Purchaser or the Seller, whether or not arising in the ordinary course of business,
         (iii) there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Underwritten Notes or to enforce contracts for the sale of the Underwritten Notes, (iv) trading in any securities of the Purchaser, the Seller or any of their respective Affiliates has been suspended or materially limited by the Commission or if trading generally on the American Stock Exchange, the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, (v) a material disruption has occurred in commercial banking or securities settlement or clearing services in the United States or (vi) if a banking moratorium has been declared by Federal, North Carolina or New York authorities.

         Section 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Purchaser on the Closing Date is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties of the Purchaser contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

                  (b) Payment of Receivables Purchase Price. In consideration of the sale of the Receivables from the Seller to the Purchaser as provided in Section 2.01, on the Closing Date the Purchaser shall have paid, and made a capital contribution, to the Seller an aggregate amount equal to the Receivables Purchase Price.

                                  ARTICLE FIVE

                             COVENANTS OF THE SELLER

         Section 5.01. Protection of Right, Title and Interest in, to and Under the Receivables.

         (a) The Seller, at its expense, shall cause this Agreement and all financing statements and continuation statements and any other necessary documents covering the Purchaser's right, title and interest in, to and under the Receivables and other property conveyed by the Seller to the Purchaser hereunder to be promptly authorized, recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and such other property. The Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

         (b) Within 30 days after the Seller makes any change in its name, identity or organizational structure which would make any financing statement or continuation statement filed in accordance with Section 4.01(c) seriously misleading within the meaning of the UCC as in effect in the applicable State, the Seller shall give the Purchaser notice of any such change and within 30 days after such change shall authorize, execute and file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Receivables and the proceeds thereof.

         (c) The Seller shall give the Purchaser written notice within 60 days of any relocation of any office from which the Seller keeps records concerning the Receivables or of its principal executive office or its jurisdiction of organization and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and within 60 days after such relocation shall authorize, execute and file such financing statements or amendments as may be necessary to continue the perfection of the interest of the Purchaser in the Receivables and the proceeds thereof. The Seller shall at all times maintain its jurisdiction of organization, its principal place of business, its chief executive office and the location of the office where the Receivables Files and any accounts and records relating to the Receivables are kept within the United States.

         (d) The Seller shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable.

         (e) The Seller shall maintain its computer systems so that, from and after the time of the transfer of the Receivables to the Purchaser pursuant to this Agreement, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly and unambiguously that such Receivable is owned by the Purchaser (or, upon transfer of the Receivables to the Issuer, by the Issuer). Indication of the Purchaser's ownership of a Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, such Receivable shall have been paid in full or repurchased by the Seller.

         (f) If at any time the Seller shall propose to sell, grant a security interest in or otherwise transfer any interest in any motor vehicle retail installment sale contract to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, compact disks, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly and unambiguously that such Receivable has been sold and is owned by the Purchaser (or, upon transfer of the Receivables to the Issuer, the Issuer), unless such Receivable has been paid in full or repurchased by the Seller.

         (g) The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Seller's records regarding any Receivable, upon reasonable prior notice.

         (h) If the Seller has repurchased one or more Receivables from the Purchaser or the Issuer pursuant to Section 3.03(c), the Seller shall, upon request, furnish to the Purchaser, within ten Business Days, a list of all Receivables (by receivable number and name of Obligor) then owned by the Purchaser or the Issuer, together with a reconciliation of such list to the Receivables Schedule.

         Section 5.02. Security Interests. Except for the conveyances hereunder, the Seller covenants that it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Purchaser of the existence of any Lien on any Receivable and, in the event that the interests of the Noteholders in such Receivable are materially and adversely affected, such Receivable shall be repurchased from the Purchaser by the Seller in the manner and with the effect specified in Section 3.03(c), and the Seller shall defend the right, title and interest of the Purchaser and its assigns in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Seller from suffering to exist upon a Receivable any Lien for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity of such taxes in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         Section 5.03. Delivery of Payments. The Seller covenants and agrees to deliver in kind upon receipt to the Servicer under the Sale and Servicing Agreement all payments received by or on behalf of the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller.

         Section 5.04. No Impairment. The Seller covenants that it shall take no action, nor omit to take any action, which would impair the rights of the Purchaser, the Issuer or the Noteholders in any Receivable, nor shall it, except as otherwise provided in this Agreement or the Sale and Servicing Agreement, reschedule, revise or defer payments due on any Receivable.

         Section 5.05. Costs and Expenses. The Seller shall pay all reasonable costs and expenses incurred in connection with the perfection of the Purchaser's right, title and interest in, to and under the Receivables.

         Section 5.06. Hold Harmless. The Seller shall protect, defend, indemnify and hold the Purchaser and the Issuer and their respective assigns and their attorneys, accountants, employees, officers and directors harmless from and against all losses, costs, liabilities, claims, damages and expenses of every kind and character, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including any counterclaim, that has either been settled by the litigants (which settlement, if the Seller is not a party thereto shall be with the consent of the Seller) or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (iii) any actions or omissions of the Seller or any employee or agent of the Seller occurring prior to the Closing Date with respect to any Receivable or Financed Vehicle or (iv) any failure of a Receivable to be originated in compliance with all requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                  ARTICLE SIX

                                 INDEMNIFICATION

         Section 6.01. Indemnification.

         (a) The Seller agrees to indemnify and hold harmless the Purchaser, each Underwriter and each person, if any, who controls the Purchaser or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Seller Information or any similar information contained in each Collateral Term Sheet (if any), each Structural Term Sheet (if any), all Computational Materials (if any), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6.01(c)) any such settlement is effected with the written consent of the Seller; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Purchaser or the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

         (b) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by the Purchaser or the Representative, subject to the consent of the indemnifying party (which consent shall not be unreasonably withheld). An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (c) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6.01(a)(ii) effected without its written consent if such (i) settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (d) If recovery is not available under the provisions of this Section for any reason other than as specified herein, or is insufficient to hold harmless any indemnified party in respect of any losses, liabilities, claims, damages and expenses herein, the indemnified parties shall be entitled to contribution in respect of any losses, liabilities, claims, damages and expenses herein, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the indemnified parties are entitled, there shall be considered the relative benefits received by each party, the parties' relative fault, which incorporates, among other things, their respective knowledge, access to information concerning the matter with respect to which the claim was asserted and opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The parties hereto agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the other provisions of this Section, the relative benefits received by the Underwriters shall be deemed to be in the same proportion as the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate initial public offering price of the Underwritten Notes.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE SEVEN

                            MISCELLANEOUS PROVISIONS

         Section 7.01. Amendment.

         (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Purchaser and the Seller, without the consent of any Noteholder, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement; provided, however, that any such amendment shall not, as evidenced by an Opinion of Counsel to the Seller delivered to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

         (b) This Agreement may also be amended from time to time for any other purpose by a written amendment duly executed and delivered by the Seller and by the Purchaser; provided, however, that any such amendment that materially adversely affects the interests of the Noteholders under the Indenture, the Sale and Servicing Agreement or the Trust Agreement must be consented to by the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class of Notes. Promptly after the execution of any such amendment, the Seller shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee and the Rating Agencies.

         Section 7.02. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the indemnity obligations of the Seller as provided herein, upon the termination of the Issuer as provided in the Trust Agreement.

         Section 7.03. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations
Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 7.04. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or sent by telecopier, overnight courier or mailed by registered mail, return receipt requested, in the case of the (i) Purchaser, to Pooled Auto Securities Shelf LLC, One Wachovia Center, 301 South College Street, Suite E, Charlotte, North Carolina 28288-5578, Attention: General Counsel and
(ii) Seller, to Wachovia Bank, National Association, 201 South College Street, 17th Floor, Charlotte, North Carolina 28244-0572, Attention: Treasury Department; or, as to either of such Persons, at such other address as shall be designated by such Person in a written notice to the other Persons.

         Section 7.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

         Section 7.06. Further Assurances. The Seller and the Purchaser agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Issuer or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements, amendments, continuation statements or releases relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

         Section 7.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Issuer, the Indenture Trustee, the Noteholders or the Seller, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 7.08. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 7.09. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders and the Underwriters. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

         Section 7.10. Headings. The Article and Section headings and the Table of Contents herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 7.11. Representations, Warranties and Agreements to Survive. The respective agreements, representations, warranties and other statements by the Seller and by the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing hereunder of the transfers and assignments by the Seller to the Purchaser and by the Purchaser to the Issuer and shall inure to the benefit of the Purchaser, the Trustees and the Noteholders.

         Section 7.12. No Proceedings. So long as this Agreement is in effect, and for one year plus one day following its termination, the Seller agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or State bankruptcy law or similar law against the Purchaser or the Issuer.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      as Seller



                                      By:   /s/ David T. Mason
                                          ----------------------------------
                                            David T. Mason
                                            Vice President

                                      POOLED AUTO SECURITIES SHELF LLC,
                                      as Purchaser



                                      By:   /s/ Scott D. Weaver
                                          ----------------------------------
                                            Scott D. Weaver
                                            Vice President




                                                 Receivables Purchase Agreement

                                                                     SCHEDULE A

                              RECEIVABLES SCHEDULE

                    [Original on file at Servicer's office.]

                                                                   SCHEDULE B


                          LOCATION OF RECEIVABLE FILES

Wachovia Bank, National Association
1628 Browning Road, SC8846
Columbia, South Carolina  29226-0002

Wachovia Bank, National Association
Dealer Service Center
1451 Thomas Langston Road
Winterville, North Carolina  28590

                                                                      EXHIBIT A


                           BILL OF SALE AND ASSIGNMENT

         For value received, in accordance with the receivables purchase agreement, dated as of September 1, 2004 (the "Receivables Purchase Agreement"), between the undersigned and Pooled Auto Securities Shelf LLC (the "Purchaser"), the undersigned does hereby sell, transfer, assign, set over and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned in, to and under, whether now owned or existing or hereafter acquired or arising (i) the Receivables listed on Schedule A hereto (the "Receivables"); (ii) all amounts due and received on or in respect of the Receivables (including proceeds of the repurchase of Receivables by the Seller pursuant to the Receivables Purchase Agreement) after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables; (iv) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering the Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Receivables, the Financed Vehicles or the Obligors; (v) the Receivable Files; (vi) any proceeds of Dealer Recourse; (vii) the right to realize upon any property (including the right to receive future Liquidation Proceeds and Recoveries) that shall have secured a Receivable and have been repossessed by or on behalf of the Issuer; and (viii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         This Bill of Sale and Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement and is to be governed by the Receivables Purchase Agreement.

         Capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Receivables Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale and Assignment to be duly executed as of September 9, 2004.

                                           WACHOVIA BANK, NATIONAL ASSOCIATION



                                           By:__________________________________
                                              Name:
                                              Title:

                                                                   EXHIBIT B


                     OFFICER'S CERTIFICATE OF WACHOVIA BANK

                                                                   EXHIBIT C


                      OPINION OF COUNSEL FOR WACHOVIA BANK



                                      C-1